SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
of
SG COWEN FUNDS, INC.
SG COWEN OPPORTUNITY FUND
SG COWEN GOVERNMENT SECURITIES FUND
SG COWEN INTERMEDIATE FIXED INCOME FUND
SG COWEN SERIES FUNDS, INC.
SG COWEN LARGE CAP VALUE FUND
SG COWEN INCOME + GROWTH FUND, INC.
__________________________________
At a meeting held on September 24, 2001, the Boards of Directors (each a "Board") of the funds listed above (the "Funds") approved actions to facilitate consolidation of the management and operations of the Funds within the existing corporate structure of the TCW Galileo Funds, Inc. (the "Galileo Funds"). These actions are part of a broader merger and restructuring program designed to capitalize on opportunities resulting from the recent acquisition by Societe Generale, S.A. ("Societe Generale") of a controlling interest in The TCW Group, Inc., the parent company of TCW Investment Management Company ("TCW"), the investment adviser to the Galileo Funds. Societe Generale is the ultimate parent company of SG Cowen Asset Management ("SGCAM"), the Funds' current investment adviser.

At that meeting the Board of each of SG Cowen Funds, Inc. (with respect to its SG Cowen Opportunity Fund series), SG Cowen Series Funds, Inc. (with respect to its SG Cowen Large Cap Value Fund series), and SG Cowen Income + Growth Fund, Inc. approved an Agreement and Plan of Reorganization (each a "Reorganization") that provides for the reorganization of the Fund as a comparable newly formed series of the Galileo Funds, an existing Maryland corporation. The Board of each Fund approved the proposed Reorganization after considering all relevant factors and determining that the Reorganization is in the best interests of the Fund and its shareholders and that the interests of the shareholders will not be diluted as a result of the Reorganization.

At the same meeting the Board of SG Cowen Funds, Inc. with respect to its SG Cowen Government Securities Fund series and its SG Cowen
Intermediate Bond Fund series approved the dissolution, liquidation and termination of these Funds (each a "Liquidation"). Shares of these Funds are no longer available for purchase.

Each proposed Reorganization and Liquidation will be subject to a shareholder vote at a Special Meeting of Shareholders of each of the respective Funds, to be held at the offices of the Funds, 560 Lexington Avenue, 7th Floor, New York, New York 10022, on November 20, 2001, at 2:00 P.M., and at any and all adjournments thereof (each, a "Meeting"). Each Board has fixed the close of business on October 19, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting. If a proposal is approved by shareholders of one Fund and disapproved by shareholders of another Fund, the proposal will be implemented for any Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal.

October 3, 2001